Exhibit 99.01

                                               UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF NEVADA


In re: Mid-Power Service Corporation                           Case No.    BK-S-03-10874-RCJ

                                                               CHAPTER 11
                                                               MONTHLY OPERATING REPORT
                                                               (GENERAL BUSINESS CASE)

                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:  Jun-03                                    PETITION DATE: 01/24/03
1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1

2. Asset and Liability Structure                         End of Current Month     End of Prior Month    As of Petition Filing
       a.  Current Assets                                             $41,875             $47,854
       b.  Total Assets                                           $32,572,619         $32,576,102                 $47,925,781
       c.  Current Liabilities                                       $619,424            $552,406                   13,052.92
       d.  Total Liabilities                                       $6,328,260          $6,261,243                 $24,545,123


3.     Statement of Cash Receipts & Disbursements for Month   Current Month           Prior Month                   Cumulative
                                                                                                                  (Case to Date)

       a.  Total Receipts                                             $34,133             $56,923                    $328,670
       b.  Total Disbursements                                        $38,106             $54,740                    $348,935
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b) ($3,973)             $2,183                    ($20,265)
       d.  Cash Balance Beginning of Month                             $5,671              $3,488                     $21,963
       e.  Cash Balance End of Month (c + d)                           $1,698              $5,671                      $1,698

                                                              Current Month           Prior Month                   Cumulative
                                                                                                                  (Case to Date)

4.     Profit/(Loss) from the Statement of Operations                ($70,502)           ($77,455)                $10,655,584
5.     Account Receivables (Pre and Post Petition)                         $0                 $91
6.     Post-Petition Liabilities                                     $619,424            $552,406
7.     Past Due Post-Petition Account Payables (over 30 days)         $23,762             $30,205

At the end of this reporting month:                                                                     Yes             No
8.     Have any payments been made on pre-petition debt, other than payments in the normal                              X
       course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.     Have any payments been made to professionals? (if yes, attach listing                             X
       including date of payment, amount of payment and name of payee)
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                     X
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
       attach listing including date of payment, amount and reason for payment, and name of payee)
12.    Is the estate insured for replacement cost of assets and for general liability?                   X
13.    Are a plan and disclosure statement on file?                                                                     X
14.    Was there any post-petition borrowing during this reporting period?                               X

15.    Check if paid: Post-petition taxes X;           U.S. Trustee Quarterly Fees X; Check if filingis current for: Post-petition
       tax reporting and tax returns:     X.

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Total assets include a $30.6 million investment in Mid-Power Resource Corporation.

------------------------------------------------------------------------------------------------------------------------------------
The cumulative profit from the Statement of Operations includes an $11.4 million gain on legal settlement. On a consolidated, GAAP basis of accounting, this gain would be completely offset by an $11.4 million impairment loss recorded on Mid-Power Resource Corp.'s
Statement of Operations.
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   8/22/2003 0:00                                      /s/ Mark Davis
       ------------------                                   ------------------------------------------------------------------
                                                            Responsible Individual

                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                  For the Period January 24 (bankruptcy filing) - June 30, 2003



                Current Month
   Actual                         Variance                                                               Cumulative    Next Month
                                                                                                       (Case to Date)   Forecast
                                                     Revenues:
          $0               -           $0          1   Gross Sales                                                -            -
           -               -            -          2   less: Sales Returns & Allowances                           -            -
           -               -            -          3   Net Sales                                                  -            -
           -                            -          4   less: Cost of Goods Sold (Schedule 'B')                    -
           -               -            -          5   Gross Profit                                               -            -
       2,723               -        2,723          6   Interest                                               5,421            -
           -               -            -          7   Other Income:                                              -            -
           -               -            -          8   Gain on Legal Settlement                          11,426,648            -
           -               -            -          9                                                              -            -
       2,723               -        2,723         10       Total Revenues                                11,432,069            -
                                                     Expenses:
           -               -            -         11   Compensation to Owner(s)/Officer(s)                        -            -
      18,018          17,383         (635)   -4%  12   Salaries                                              90,219       17,383
           -               -            -     0%  13   Commissions                                                -            -
      14,193          11,320       (2,873)  -25%  14   Contract Labor                                        62,546       11,320
           -               -            -     0%  15   Rent/Lease:                                              621            -
                                                         Personal Property
       2,825           3,338          513    15%  16       Real Property                                     14,968        3,338
       1,915           1,698         (217)  -13%  17   Insurance                                             12,678        1,220
           -               -            -     0%  18   Management Fees                                            -            -
         318               -         (318)    0%  19   Depreciation                                             636            -
       1,731           1,415         (316)  -22%  20   Taxes:                                                 8,521        1,415
                                                          Employer Payroll Taxes
           -               -            -     0%  21   Real Property Taxes                                        -            -
           -               -            -     0%  22   Other Taxes                                               25           75
           -               -            -     0%  23   Other Selling                                          9,950            -
       2,413           4,962        2,549    51%  24   Other Administrative                                  17,616        4,962
       5,199               -       (5,199)    0%  25   Interest                                             156,459            -
                                        -     0%  26   Other Expenses:
       1,250           1,200          (50)   -4%  27 Patent License Fees                                      6,700        1,200
      21,503          30,000        8,497    28%  28 Product Development                                    225,357            -
      (2,890)          5,000        7,890   158%  29 Auditors                                                11,219       15,000
       2,377           3,294          917    28%  30 Travel                                                   9,825        3,294
         379             800          421    53%  31 U.S. Stock Transfer Group                                2,063          800
         485           1,000          515    52%  32 SEC attorney                                            25,808        7,500
           -               -            -     0%  33                                                                           -
                                        -     0%  34
      69,716          81,410       11,694         35       Total Expenses                                   655,211       67,507

     (66,993)        (81,410)      14,417         36 Subtotal                                            10,776,858      (67,507)
      (2,259)        (15,000)     (12,741)        37 Reorganization Items:                                 (118,774)     (15,000)
                                                     Professional Fees
                                        -         38 Provisions for Rejected Executory Contracts
                                        -         39 Interest Earned on Accumulated Cash from
                                                       Resulting Chp 11 Case
                                        -         40 Gain or (Loss) from Sale of Equipment
      (1,250)              -        1,250         41 U.S. Trustee Quarterly Fees                             (2,500)       1,500
                                        -         42
      (3,509)        (15,000)      11,491         43        Total Reorganization Items                     (121,274)     (13,500)

     (70,502)        (96,410)      25,907         44  Net Profit (Loss) Before Federal & State Taxes     10,655,584      (81,007)
                                        -         45   Federal & State Income Taxes

    ($70,502)       ($96,410)     $25,907         46 Net Profit (Loss)                                  $10,655,584     ($81,007)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                          MID-POWER SERVICE CORPORATION
                                 BK-S-10874-RCJ


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 14 - Contract Labor
More hours billed during the transition of contract accountants in the month of June.

Line 17 - Insurance Unbudgeted but valid car insurance.

Line 20 - Payroll Taxes
Under accrual of Nevada Business taxes in prior months as well as increase in payroll taxes for the over budget payroll.

Line 24 - Other Administrative
Amounts fluctuate on a monthly basis.

Line 28 - Product Development
Expenditures lower in attempt to wrap-up projects.

Line 29 - Auditors
Accrual of accounting review for prior month was not reversed in the month the actual invoice was recorded. Thus resulting in a credit balance for the current month.

Line 30 - Travel
Amounts fluctuate on a monthly basis.

Line 31 - U.S. Stock Transfer Group
Amounts fluctuate on a monthly basis.

Line 32 - SEC Attorney
Forecast had anticipated filing of 10Q with SEC. Monthly 8-K filings, which require less legal time, are filed instead.

Line 37 - Professional Fees
Forecast for legal fees relating to bankruptcy had been overestimated.

                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 06/30/03

     Assets
                                                                             From Schedules                  Market Value
     Current Assets
  1       Cash and cash equivalents - unrestricted                                                               $1,698
  2       Cash and cash equivalents - restricted                                                                     $0
  3       Accounts receivable (net)                                                A                                 $0
  4       Inventory                                                                B                                 $0
  5       Prepaid expenses                                                                                       $5,177
  6       Professional retainers                                                                                $35,000
  7       Other:                                                                                                     $0
  8
  9               Total Current Assets                                                                          $41,875

     Property and Equipment (Market Value)
 10       Real property                                                            C                                 $0
 11       Machinery and equipment                                                  D                           $900,000
 12       Furniture and fixtures                                                   D                                 $0
 13       Office equipment                                                         D                             $5,331
 14       Leasehold improvements                                                   D                                 $0
 15       Vehicles                                                                 D                                 $0
 16       Other:                                                                   D                                 $0
 17                                                                                D
 18                                                                                D
 19                                                                                D
 20                                                                                D
 21               Total Property and Equipment                                                                 $905,331

     Other Assets
 22       Loans to shareholders                                                                                      $0
 23       Loans to affiliates                                                                                  $931,818
 24       Loans to unrelated parties, net of $328,575 allowance                                                 $79,305
 25       Investment in Mid-Power Resource Corp.                              Footnote 2                    $30,614,289
 26
 27
 28               Total Other Assets                                                                        $31,625,412
 29               Total Assets                                                                              $32,572,619

     NOTE:

See footnotes following this balance sheet.

                                                     Liabilities and Equity
                                                     (General Business Case)
     Liabilities From Schedules
      Post-Petition
       Current Liabilities
30        Salaries and wages                                                                                         $0
31        Payroll taxes                                                                                            $677
32        Real and personal property taxes                                                                           $0
33        Income taxes                                                                                               $0
34        Sales taxes                                                                                                $0
35        Notes payable (short term)                                                                                 $0
36        Accounts payable (trade)                                         A                                    $69,147
37        Real property lease arrearage                                                                              $0
38        Personal property lease arrearage                                                                          $0
39        Accrued professional fees (accrued but not yet approved by Trustee)                                  $200,415
40        Current portion of long-term post-petition debt (due within 12 months)                               $326,564
41        Other: Accrued ordinary course expenses                                                               $16,164
42        Interest expense - DIP loan                                                                            $6,458
43        Accrued trustee fees
44        Total Current Liabilities                                                                            $619,424
45        Long-Term Post-Petition Debt

46           Total Post-Petition Liabilities                                                                   $619,424

     Pre-Petition Liabilities (allowed amount)
47        Secured claims                                                   F                                         $0
48        Priority unsecured claims                                        F                                         $0
49        General unsecured claims                                         F                                 $5,708,836
50        Total Pre-Petition Liabilities                                                                     $5,708,836
51        Total Liabilities                                                                                  $6,328,260


     Equity (Deficit)                                                 Footnotes 1, 2
52        Retained Earnings/(Deficit) at time of filing                                                     ($5,519,415)
53        Capital Stock, $.001 Par Value, 100,000,000 shares
            authorized, 27,972,276 issued and outstanding                                                       $10,847
54        Additional paid-in capital                                                                        $25,489,153
55        Cumulative profit/(loss) since filing of case                                                     $10,655,584
56        Post-petition contributions/(distributions) or (draws)
57
58        Market value adjustment                                                                           ($4,391,810)
59                Total Equity (Deficit)                                                                    $26,244,359
60  Total Liabilities and Equity (Deficit)                                                                  $32,572,619


                          Mid-Power Service Corporation
                                BK-S 03-10874-RCJ
                         Footnotes to the Balance Sheet
                               As Of June 30, 2003


Footnote 1

Mid-Power Service Corporation is presented on a stand-alone basis for bankruptcy reporting purposes. Mid-Power Service Corporation's financial statements do not represent financial statements prepared in accordance with generally accepted accounting principles for the consolidated, SEC-registered Mid-Power Service Corporation. The monthly operating report of Mid-Power Resource Corporation, a wholly owned subsidiary of Mid-Power Service Corporation, should be read in conjunction with reading these financial statements. The operations of other wholly owned subsidiaries have not been reflected in these financial statements.

Mid-Power Service Corporation's cumulative profit since filing of the case includes an $11.4 million gain on legal settlement. On a consolidated, generally accepted accounting principle basis, this gain is completely offset by the $11.4 million impairment loss recorded on Mid-Power Resource Corporation.


Footnote 2

The value of Mid-Power Service's wholly owned investment, Mid-Power Resource Corporation, was adjusted in the March operating report to reflect Mid-Power Resource's equity balance on March 31, 2003. This valuation reflected the $11.4 million impairment Mid-Power Resource recorded on its Clear Creek property in March 2003. The application of generally accepted accounting principles might provide different results. This adjustment was reflected in the market value component of the equity section. In addition, the market value adjustment reflects the removal of a GAAP-calculated $8.5 million deferred tax liability included in the February monthly operating report but which did not reflect an existing claim by the IRS.

                                                        SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)

                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable

Receivables and Payables Agings                        Accounts Receivable      Accounts Payable               Past Due
                                                     [Pre and Post Petition]     [Post Petition]          Post Petition Debt
     0 -30 Days                                                           0               45,385
     31-60 Days                                                           0              $20,593
     61-90 Days                                                           0               $1,270                 $23,762
     91+ Days                                                             0               $1,899
     Total accounts receivable/payable                                   $0              $69,147
     Allowance for doubtful accounts
     Accounts receivable (net)                                           $0



                                                           Schedule B
                                                  Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                            Inventory(ies)           Inventory Beginning of Month
                                              Balance at
                                             End of Month
                                                                     Add -
Retail/Restaurants -                                                   Net purchase
  Product for resale                                                   Direct labor
                                                                       Manufacturing overhead
Distribution -                                                         Freight in
  Products for resale                                                  Other:
Manufacturer -
  Raw Materials
  Work-in-progress                                                   Less -
  Finished goods                                                       Inventory End of Month
                                                                       Shrinkage
Other - Explain                                                        Personal Use
                                                                     Cost of Goods Sold                                       $0
    TOTAL                                                    $0


Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
           Yes [ ]       No [ ]

How often do you take a complete physical inventory?                 Valuation methods -
                                                                         FIFO cost
  Weekly                                                                 LIFO cost
  Monthly                                                                Lower of cost or market
  Quarterly                                                              Retail method
  Semi-annually                                                          Other
  Annually                                                                 Explain
Date of last physical inventory was ________________________________

Date of next physical inventory is _________________________________

                                                     Schedule C
                                                    Real Property


     Description                                                          Cost                   Market Value
                                      0
                                      0
                                      0
       Total                          0                                     $0                           $0



                                                           Schedule D
                                                    Other Depreciable Assets


Description                                                                     Cost                   Market Value
Machinery & Equipment -
       Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                      $900,000                     $900,000

       Total                                                                        $900,000                     $900,000

Furniture & Fixtures -

       Total                                                                              $0                           $0

Office Equipment -
       Computers, furniture, etc.                                                     $5,331                       $5,331

       Total                                                                          $5,331                       $5,331

Leasehold Improvements -

       Total                                                                              $0                           $0
Vehicles -

       Total                                                                              $0                           $0

                                                              Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)


Taxes Payable                                 0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
Federal
        Income Tax Withholding                     $0                                                                      $0
        FICA - Employee                            $0                                                                      $0
        FICA - Employer                            $0                                                                      $0
        Unemployment (FUTA)                      $677                                                                    $677
        Income                                     $0                                                                      $0
        Other (Attach List)                        $0                                                                      $0
Total Federal Taxes                              $677                 $0                $0              $0               $677
State and Local
        Income Tax Withholding                     $0                                                                      $0
        Unemployment (UT)                          $0                                                                      $0
        Disability Insurance (DI)                  $0                                                                      $0
        Empl. Training Tax (ETT)                   $0                                                                      $0
        Sales                                      $0                                                                      $0
        Excise                                     $0                                                                      $0
        Real property                              $0                                                                      $0
        Personal property                          $0                                                                      $0
        Income                                     $0                                                                      $0
        Other (Attach List)                        $0                                                                      $0
Total State & Local Taxes                          $0                 $0                $0              $0                 $0
Total Taxes                                      $677                 $0                $0              $0               $677


                                                               Schedule F
                                                        Pre-Petition Liabilities


List Total Claims For Each Classification -                                               Claimed                  Allowed
                                                                                          Amount                  Amount (b)
        Secured claims  (a)
        Priority claims other than taxes
        Priority tax claims
        General unsecured claims                                                                                 $5,708,836

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                             Schedule G
                                      Rental Income Information

                              Not applicable to General Business Cases

                                                   Schedule H
                                  Recapitulation of Funds Held at End of Month


                                                      Account 1          Account 2         Account 3        Account 4
                                                      ---------          ---------         ---------        ---------
Bank                                                 Wells Fargo
Account Type                                         Checking
Account No.                                          100-9350453
Account Purpose                                      Operating
Balance, End of Month                                     $1,698
Total Funds on Hand for all Accounts                      $1,698


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 06/30/03

                                                                                         Actual                  Cumulative
                                                                                      Current Month            (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                               $0                            $0
2           Cash Received from Sales                                                             -                             -
3           Interest Received                                                                    -                             6
4           Borrowings                                                                      34,133                       326,564
5           Funds from Shareholders, Partners, or Other Insiders                                 -                             -
6           Capital Contributions                                                                -                             -
7           Collection of accounts receivable                                                    -                         2,100
8                                                                                                                              -
9                                                                                                                              -
10                                                                                                                             -
11                                                                                                                             -
12               Total Cash Receipts                                                        34,133                       328,670
     Cash Disbursements
13          Payments for Inventory                                                                                             -
14          Selling                                                                                                        9,950
15          Administrative                                                                   5,613                        40,860
16          Capital Expenditures                                                                                               -
17          Principal Payments on Debt                                                                                         -
18          Interest Paid                                                                                                      -
            Rent/Lease:                                                                                                        -
19               Personal Property                                                                                           620
20               Real Property                                                                                             9,154
            Amount Paid to Owner(s)/Officer(s)                                                                                 -
21               Salaries                                                                                                      -
22               Draws                                                                                                         -
23               Commissions/Royalties                                                                                         -
24               Expense Reimbursements                                                                                        -
25               Other                                                                                                         -
26          Salaries/Commissions (less employee withholding)                                13,330                        69,800
27          Management Fees                                                                                                    -
            Taxes:                                                                                                             -
28               Employee Withholding                                                        4,688                        25,761
29               Employer Payroll Taxes                                                      1,457                         9,511
30               Real Property Taxes                                                                                           -
31               Other Taxes                                                                                                  25
32          Other Cash Outflows:
33               Ordinary Course Professionals                                                   -                        15,419
34               Contract Labor                                                              5,416                        52,834
35               Product Development                                                         6,352                       102,781
36               Patent License Fees                                                         1,250                         5,450
37               U.S. Trustee                                                                    -                         1,250
38               Advance to Mid-Power Resources                                                                            5,520
39               Total Cash Disbursements:                                                  38,106                       348,935
40   Net Increase (Decrease) in Cash                                                        (3,973)                      (20,265)
41   Cash Balance, Beginning of Period                                                       5,671                        21,963
41   Cash Balance, End of Period                                                            $1,698                        $1,698